UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2015

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 5, 2015, stockholders of NRG Yield, Inc. (the “Company”) approved the Second Amended and Restated Certificate of Incorporation (the “Amended Charter”) which authorizes two new classes of common stock, Class C common stock and Class D common stock, and distributes shares of such new classes of common stock to holders of the Company’s outstanding Class A common stock and Class B common stock, respectively, through a stock split (the “Recapitalization”). On May 14, 2015, the Amended Charter became effective and the Company consummated the Recapitalization.

In connection with, and effective upon the consummation of the Recapitalization, the Company amended and restated certain agreements, as described below, to reflect the change in its capital structure. NRG Energy, Inc. (“NRG”), through its ownership of the Company’s Class B common stock and Class D common stock, holds approximately 55.3% of the combined voting power of the Company’s common stock.

Amended Exchange Agreement

The Company entered into the Amended and Restated Exchange Agreement by and among the Company, its subsidiary, NRG Yield LLC (“Yield LLC”), and NRG (the “Amended Exchange Agreement”). Under the Amended Exchange Agreement, NRG (and certain permitted assignees and permitted transferees who acquire Class B units or Class D units of our subsidiary, Yield LLC) may from time to time cause Yield LLC to exchange its Class B units for shares of the Company’s Class A common stock on a one-for-one basis, subject to adjustments for stock splits, stock dividends and reclassifications, or exchange their Class D units for shares of the Company’s Class C common stock on a one-for-one basis, subject to adjustments for stock splits, stock dividends and reclassifications. The Amended Exchange Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Amended Registration Rights Agreement

The Company entered into the Amended and Restated Registration Rights Agreement by and between the Company and NRG (the “Amended Registration Rights Agreement”). Under the Amended Registration Rights Agreement, NRG and its affiliates are entitled to demand registration rights, including the right to demand that a shelf registration statement be filed, and “piggyback” registration rights, for shares of the Company’s Class A common stock that are issuable upon exchange of Class B units of Yield LLC that NRG owns and shares of the Company’s Class C common stock that are issuable upon exchange of the Class D units of Yield LLC that NRG owns. The Amended Registration Rights Agreement is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Amended ROFO Agreement

As previously disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2015, the Company entered into an Amended and Restated Right of First Offer Agreement (the “Amended ROFO Agreement”) with NRG which became effective upon the consummation of the Recapitalization. The Amended ROFO Agreement is filed herewith as Exhibit 10.3 and is incorporated by reference herein.

Amended LLC Agreement

The Company, as managing member of Yield LLC, entered into the Third Amended and Restated Limited Liability Company Agreement of Yield LLC with NRG, as member (the “Amended LLC Agreement”). Under the

Amended LLC Agreement, two new classes of LLC units were created — Class C units and Class D units. Each outstanding Class A unit automatically reclassified into one Class A unit and one Class C unit, and each outstanding Class B unit automatically reclassified into one Class B unit and one Class D unit. Generally, the rights associated with each Class C unit mirror the rights associated with each outstanding Class A unit, and the rights associated with each Class D unit mirror the rights associated with each outstanding Class B unit. The Amended LLC Agreement is filed herewith as Exhibit 10.4 and is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information in Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Recapitalization, stockholders approved the Amended and Restated 2013 Equity Incentive Plan (the “Amended Plan”) which amends and restates the 2013 Equity Incentive Plan to (i) allow for the use of shares of Class C common stock for equity awards in light of the Recapitalization; (ii) increase the number of shares available from 978,750 shares to 2,000,000 shares in light of the Recapitalization and (iii) make minor technical changes.  The Amended Plan became effective upon the consummation of the Recapitalization.  A full description of the Amended Plan is set forth in the Company’s definitive proxy statement filed with the SEC on March 26, 2015, and is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed herewith as Exhibit 10.5 and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 1.01 of this Current Report, the Amended Charter became effective and the Company consummated the Recapitalization on May 14, 2015.  The Amended Charter authorizes two new classes of common stock, Class C common stock and Class D common stock, and distributes shares of such new classes of common stock to holders of the Company’s outstanding Class A common stock and Class B common stock, respectively, through a split of (i) each outstanding share of Class A common stock into one share of Class A common stock and one share of Class C common stock and (ii) each outstanding share of Class B common stock into one share of Class B common stock, and one share of Class D common stock.  The principal differences between the Amended Charter and the prior charter relate to the creation of the Class C common stock, of which there are 1,000,000,000 authorized shares, the creation of the Class D common stock, of which there are 1,000,000,000 authorized shares, as well as providing for the stock split.  The Amended Charter is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On May 15, 2015, the Company issued a press release, attached hereto as Exhibit 99.1, announcing the completion of the Recapitalization and an adjustment to the conversion rate (the “Conversion Rate”) for the Company’s 3.50% Convertible Senior Notes due 2019 (the “Notes”) pursuant to the terms of the Indenture, dated February 11, 2014, among the Company, Yield LLC, as guarantor, NRG Yield Operating LLC, as guarantor, and Wilmington Trust, National Association, as trustee, governing the Notes. The Conversion Rate was adjusted, in connection with the Recapitalization described above, from 21.4822 shares of the Company’s Class A common stock per $1,000 principal amount of Notes to 42.9644 shares of Class A common stock per $1,000 principal amount of Notes.

The information set forth under this Item 7.01 and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The Exhibit Index attached to this Form 8-K is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

By:	/s/ David R. Hill
David R. Hill
Executive Vice President & General Counsel

Dated: May 15, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of NRG Yield, Inc., dated as of May 14, 2015
10.1	Amended and Restated Exchange Agreement, dated as of May 14, 2015, by and among NRG Energy, Inc., NRG Yield, Inc., and NRG Yield LLC
10.2	Amended and Restated Registration Rights Agreement, dated as of May 14, 2015, by and between NRG Energy, Inc. and NRG Yield, Inc.
10.3

Amended and Restated Right of First Offer Agreement, dated as of March 12, 2015, by and between NRG Energy, Inc. and NRG Yield, Inc. (incorporated herein by reference to Exhibit 10.1 to NRG Yield, Inc.’s Current Report on Form 8-K filed on March 12, 2015)

10.4	Third Amended and Restated Limited Liability Company Agreement of NRG Yield LLC, dated as of May 14, 2015
10.5	NRG Yield, Inc. Amended and Restated 2013 Equity Incentive Plan, dated as of May 14, 2015
99.1	Press release dated May 15, 2015